Municipal High Income Fund Inc.


Sub-Item 77C

Registrant incorporates by reference Registrant's Form EX-99.1 / Press Release dated DECEMBER 1, 2005 filed on DECEMBER 1, 2005.
(Accession No. 0001193125-05-234778)